Exhibit 8.1

List of subsidiaries of China Lodging Group, Limited

List of Subsidiaries

I.                   Directly-Owned Subsidiaries:

China Lodging Investment Limited (Cayman Islands)

China Lodging Holdings (HK) Limited (Hong Kong)

China Lodging Holdings Singapore Pte. Ltd. (Singapore)

Sheen Step Group Limited (Seychelles)

CLG Special Investments Limited (Cayman)

City Home Group Limited (Cayman)

HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

II.              Indirectly-Owned Subsidiaries:

1.                 100% Owned Subsidiaries (all PRC companies, except indicated otherwise)

1.1	Starway Hotels (Hong Kong) Limited (Hong Kong)
1.2	Crystal Orange Hotel Holdings Limited (BVI)
1.3	Orange Hotel Hong Kong Limited (Hong Kong)
1.4	ACL Greater China Limited (Hong Kong)
1.5	Ibis China Investment Limited (Hong Kong)
1.6	TAHM Investment Limited (Hong Kong)
1.7	Huazhu Investment I Limited (Hong Kong)
1.8	Huazhu Investment II Limited (Hong Kong)
1.9	City Home Investment Limited (Hong Kong)
1.10	Hanting Technology (Suzhou) Co., Ltd.
1.11	Yagao Meihua Hotel Management Co., Ltd.
1.12	Tianjin Yagao Hotel Management Co., Ltd.
1.13	Starway Hotel Management (Shanghai) Co., Ltd.
1.14	Orange Hotel Management (China) Co., Ltd.
1.15	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
1.16	Beijing Orange Times Softwares Technology Co., Ltd.
1.17	Yiju (Shanghai) Hotel Management Co., Ltd.
1.18	Shanghai HanTing Hotel Management Group, Ltd.
1.19	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
1.20	Huazhu Hotel Management Co., Ltd.
1.21	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.22	Jizhu Information Technology (Shanghai) Co., Ltd.
1.23	Shanghai Shuohong Hotel Management Co., Ltd.
1.24	Xi’an Anruosi Hotel Management Co., Ltd.
1.25	Xi’an Yusi Hotel Management Co., Ltd.
1.26	Ibis Xiamen Hotel Limited
1.27	Shanghai Ibis Hotel Management Co., Limited
1.28	Suzhou Ibis Hotel Limited
1.29	Nanjing Yiya Hotel Management Co., Limited
1.30	Tianjin Ibis Hotel Limited
1.31	Chengdu Kehua Ibis Hotel Limited
1.32	Ya’an Ibis Hotel Limited
1.33	Chengdu Ibis Hotel Limited
1.34	Wuxi Ibis Hotel Limited
1.35	Beijing Yaoting Hotel Management Co., Ltd.

1.36	Beijing Xiting Hotel Management Co., Ltd.
1.37	Hangzhou HanTing Kuaijie Hotel Management Co., Ltd.
1.38	Shanghai Meiting Hotel Management Co., Ltd.
1.39	Wuxi Yiju Hotel Management Co., Ltd.
1.40	Shanghai Yiju Hotel Management Co., Ltd.
1.41	Chengdu HanTing Hotel Management Co., Ltd.
1.42	Shanghai Songting Hotel Management Co., Ltd.
1.43	Tianjin Yiting Hotel Management Co., Ltd.
1.44	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.45	Beijing Duoting Hotel Management Co., Ltd.
1.46	Shanghai Hegao Hotel Management Co., Ltd.
1.47	Shanghai Ningting Hotel Management Co., Ltd.
1.48	Suzhou HanTing Hotel Management Co., Ltd.
1.49	Shanghai Xinting Hotel Management Co., Ltd.
1.50	Shanghai Qinting Hotel Management Co., Ltd.
1.51	Jinan Hanting Hotel Management Co., Ltd.
1.52	Kunming Xiting Hotel Management Co., Ltd.
1.53	Xi’an Fengting Hotel Management Co., Ltd.
1.54	Baotoushi Anting Hotel Management Co., Ltd.
1.55	Shanghai Lingting Hotel Management Co., Ltd.
1.56	Hangzhou Muting Hotel Management Co., Ltd.
1.57	Guangzhou Xiuting Hotel Management Co., Ltd.
1.58	Shanghai Xinting Hotel Management Co., Ltd.
1.59	Xiamen Jiangting Hotel Co., Ltd.
1.60	Xiamen Wuting Hotel Co., Ltd.
1.61	Guangzhou Chengting Hotel Management Co., Ltd.
1.62	Hangzhou Anting Hotel Management Co., Ltd.
1.63	Shanghai Pengting Hotel Management Co., Ltd.
1.64	Shanghai Luting Hotel Management Co., Ltd.
1.65	Shanghai Haoting Hotel Management Co., Ltd.
1.66	Beijing Zhongting Hotel Management Co., Ltd.
1.67	Guangzhou Shangbin Hotel Co., Ltd.
1.68	Nanchang Yinting Hotel Management Co., Ltd.
1.69	Shanghai Yuyi Hotel Management Co., Ltd.
1.70	Xiamen Tingju Hotel Co., Ltd.
1.71	Taiyuan Ruiting Yingze Hotel Management Co., Ltd.
1.72	Shenzhen Shenting Hotel Management Co., Ltd.
1.73	Shanghai Yangting Hotel Management Co., Ltd.
1.74	Xiamen Xiating Hotel Co., Ltd.
1.75	Shanghai Changting Hotel Management Co., Ltd.
1.76	Wuhan Changting Hotel Management Co., Ltd.
1.77	Guangzhou Mengting Hotel Management Co., Ltd.
1.78	Wuhan HanTing Hotel Management Co., Ltd.
1.79	Nanning HanTing Hotel Management Co., Ltd.
1.80	Dalian Yuanyang Sikelai Hotel Co., Ltd.
1.81	Shanghai Yiting Hotel Management Co., Ltd.
1.82	Shanghai Guiting Hotel Management Co., Ltd.
1.83	Shenyang Futing Hotel Management Co., Ltd.
1.84	Hangzhou Qiuting Hotel Management Co., Ltd.
1.85	Shanghai Senting Hotel Management Co., Ltd.
1.86	Guangzhou Huiting Hotel Management Co., Ltd.

1.87	Shanghai Jiating Hotel Management Co., Ltd.
1.88	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.89	Shanghai Xiting Hotel Management Co., Ltd.
1.90	Yiwu HanTing Hotel Management Co., Ltd.
1.91	Guangzhou Meiting Hotel Management Co., Ltd.
1.92	Nantong Botong Hotel Co., Ltd.
1.93	Beijing HanTing Ruijing Hotel Management Co., Ltd.
1.94	Shenyang Maruika Hotel Management Co., Ltd.
1.95	Hangzhou Yishitan Investment and Management Co., Ltd.
1.96	Shanghai Yuanting Hotel Management Co., Ltd.
1.97	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.98	Beijing Beixie Hongyun Hotel Management Co., Ltd.
1.99	Shanghai Aiting Hotel Management Co., Ltd.
1.100	Shanghai Yiju Hotel Management Co., Ltd.
1.101	Shanghai Qinting Hotel Management Co., Ltd.
1.102	Zibo HanTing Hotel Management Co., Ltd.
1.103	Tianjin Xingting Hotel Management Co., Ltd.
1.104	Beijing Dongting Hotel Management Co., Ltd.
1.105	Beijing Jiating Hotel Management Co., Ltd.
1.106	Hangzhou Senting Hotel Management Co., Ltd.
1.107	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.108	Shanghai Yate Hotel Management Co., Ltd.
1.109	Shanghai HanTing Decoration and Engineering Co., Ltd.
1.110	Nanjing Ningru Hotel Management Co., Ltd.
1.111	Shanghai Changting Hotel Management Co., Ltd.
1.112	Shenzhen HanTing Hotel Management Co., Ltd.
1.113	Beijing Anting Hotel Management Co., Ltd.
1.114	Beijing Yueting Hotel Management Co., Ltd.
1.115	Kunshan Lishan Hotel Management Co., Ltd.
1.116	Shanghai Yate Zhongtan Hotel Management Co., Ltd.
1.117	Shanghai Huiyue Hotel Management Co., Ltd.
1.118	Hangzhou Pingting Hotel Management Co., Ltd.
1.119	Shanghai Hongxun Cultural Media Co., Ltd.
1.120	Ji’nan Luoting Hotel Management Co., Ltd.
1.121	Shanghai Huazhu Hanting Xiyue Enterprise Management Co., Ltd.
1.122	Shanghai Huiting Hotel Management Co., Ltd.
1.123	Shanghai Fanting Hotel Management Co., Ltd.
1.124	Shanghai Yinting Hotel Management Co., Ltd.
1.125	Shanghai Minting Hotel Management Co., Ltd.
1.126	Shanghai Rongting Hotel Management Co., Ltd.
1.127	Wuxi Meixin Hotel Co., Ltd.
1.128	Shanghai Zhenting Hotel Management Co., Ltd.
1.129	Shanghai Lanting Hotel Management Co., Ltd.
1.130	Shanghai baiting Hotel Management Co., Ltd.
1.131	Qingdao HanTing Hotel Management Co., Ltd.
1.132	Shanghai HanTing Service Apartment Hotel Management Co., Ltd.
1.133	Shanghai Jiangting Hotel Management Co., Ltd.
1.134	Shanghai Xingting Hotel Management Co., Ltd.
1.135	Xi’an Yahua Hotel Management Co., Ltd.
1.136	Shanghai Baoting Hotel Management Co., Ltd.
1.137	Suzhou Lishan Yatai Hotel Management Co., Ltd.

1.138	Hangzhou Yilai Hotel Chain Co., Ltd.
1.139	Wantong Yiguan (Beijing) Hotel Management Co., Ltd.
1.140	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.141	Beijing Dongnian Hotel Co., Ltd.
1.142	Shanghai Shangting Hotel Management Co., Ltd.
1.143	Shanghai Hongting Hotel Management Co., Ltd.
1.144	Zhuhai Manneijiali Investment Development Company Limited
1.145	Shanghai Duting Hotel Management Co., Ltd.
1.146	Hangzhou Ansheng Hotel Management Co., Ltd.
1.147	Guangzhou Zhongting Quanji Hotel Management Co., Ltd.
1.148	Huazhu Enterprise Management Co., Ltd.
1.149	Shanghai Hongxi Hotel Management Co., Ltd.
1.150	Guangzhou Didu Hotel Management Co., Ltd.
1.151	Shanghai Yuxin Hotel Management Co., Ltd.
1.152	Shanghai Haoting Hotel Management Co., Ltd.
1.153	Shanghai Tongji Hotel Management Co., Ltd.
1.154	Shanghai Aiqu Enterprise Management Co., Ltd.
1.155	Wuhan Huasu Hotel Management Co., Ltd.
1.156	Shanghai Chunting Hotel Management Co., Ltd.
1.157	Shenzhen Huazhu Huijia E-Commerce Co.,Ltd.
1.158	Shanghai Wu Qin Equity Fund Co., Ltd.
1.159	Beijing Chengnian Hotel Management Co., Ltd.
1.160	Guangzhou Bihua Hotel Management Co., Ltd.
1.161	Shanghai Quanji Bathing Co., Ltd.
1.162	Shanghai Fenglv Hotel Management Co., Ltd.
1.163	Huazhu Investment (Shanghai) Co., Ltd.
1.164	Tianjin Mengguang Information Technology Co., Ltd.
1.165	Ningbo Huating Investment Consulting Co., Ltd.
1.166	Ningbo Huating Galaxy Investment Management Co., Ltd.
1.167	Kunshan Maiya Information Technology Co., Ltd.
1.168	Shanghai Jizhu Investment Management Co., Ltd.
1.169	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.170	Hangzhou Yueting Yilai Hotel Co., Ltd.
1.171	Hangzhou Maolu Yilai Hotel Co., Ltd.
1.172	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.173	Hangzhou Yuejuan Yilai Hotel Co., Ltd.
1.174	Hangzhou Yuexiu Yilai Hotel Co., Ltd.
1.175	Beijing Qitian Holiday Restaurant Co., Ltd.
1.176	Beijing Crystal Orange Hotel Management Co., Ltd.
1.177	Beijing Orange Times Hotel Management Co., Ltd.
1.178	Shanghai Juchao Department Management Co., Ltd.
1.179	Beijing Crystal Orange Times Hotel Management Co., Ltd.
1.180	Beijing Hanting Hotel Management Co., Ltd.
1.181	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.182	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.183	Ningbo Qiji Galaxy Investment Management Center (LLP)
1.184	Tianjin Huazhu Finance Leasing Co., Ltd.
1.185	Kunshan Siting Enterprise Management Co., Ltd.
1.186	Kunshan Bizhu Enterprise Management Co., Ltd.

2.              Majority-Owned Subsidiaries (all PRC companies)

2.1	Xiamen Leshu Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.2	Shanghai Leshu Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.3	Shanghai Mingxin Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.4	Shanghai Mingjing Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.5	Wuhan Liye Yuchuang Enterprises Management Co., Ltd.	100%	equity interests owned by	Shanghai Yuchuang Investment Management Co. Ltd.
2.6	Suzhou Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.7	Jiaozuo Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.8	Guangzhou Yahua Puxin Hotel Co., Ltd.	80%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.9	Shanghai Meixie Hotel Management Co., Ltd.	60%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.10	Chengdu HanTing Yangchen Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.11	Changsha Changting Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.12	Shanghai Huiting Hotel Management Co., Ltd.	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.13	Wuxi HanTing Hotel Management Co., Ltd.	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.14	Taiyuan HanTing Jiangnan Hotel Management Co., Ltd.	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.15	Chengdu Yvting Hotel management Co., Ltd.	60%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.16	Guilin Lishan Huiming Hotel Management Co., Ltd.	79.36%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.17	Hangzhou Heting Hotel Management Co., Ltd.	65%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.18	Hangzhou Heju HanTing Hotel Management Co., Ltd.	65%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.19	Shanghai Kailin Hotel Management Co., Ltd.	65%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.20	Hangzhou Hemei HanTing Hotel Management Co., Ltd.	65%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.21	Nantong HanTing Zhongcheng Hotel Co., Ltd.	95%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.22	Chengdu Changting Hotel management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.23	Nanjing Leting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.24	Beijing HanTing Shengshi Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.25	Shanghai Liansheng Hotel Management Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.26	Shenzhen HanTing Shiji Hotel Management Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.27	Wuhu Jiangting Hotel management Co., Ltd.	98%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.28	Beijing HanTing Dongfang Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.29	Nanjing Yangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.30	Wuhushi Ronghe Hotel management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.31	Baoding Lianting Hotel management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.

2.32	Urumqi Luting Hotel management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.33	Urumqi Qiting Hotel management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.34	Shanghai Suting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.35	Chongqing Yiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.36	Xi’an Shengting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.37	Xi’an Bangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.38	Shanghai Dingting Hotel Management Co., Ltd.	55%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.39	Shanghai Moting Hotel Management Co., Ltd.	51%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.40	Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.	55%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.41	Shanghai Junrui Hotel Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.42	Wenzhou Yaozhu Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.43	Henan Zhongzhou Express Hotel Investment Co., Ltd.	85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.44	Xi’an Jvting Hotel Management Co., Ltd.	90%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.45	Xi’an Quanji Maoting Hotel Management Co., Ltd.	51%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.46	Wenzhou Hanting Quanji Hotel Management Co., Ltd.	98%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.47	H-World Information and Technology Co., Ltd.	86%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.48	Shanghai Ruiji Hotel Management Co., Ltd.	50%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.49	Kunshan Hanka Catering Management Co., Ltd.	80%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.50	Shanghai Yuchuang Investment Management Co. Ltd.	80%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.51	Shanghai Mengguang Enterprises Management Partnership (LLP)	Shanghai Jizhu Investment Management Co., Ltd. is the GP and 0.0643% equity interests owner
2.52	Zhengzhou Tiancheng Express Hotel Co. Ltd.	65%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.53	Nanjing Starway Hotel Management Co., Ltd.	95%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.54	Hefei Jucheng Hotel Management Consulting Co., Ltd.	70%	equity interests owned by	Beijing Crystal Orange Hotel Management Co., Ltd.
2.55	Ningbo Qiji Galaxy Investment Management Center (LLP)	66.56%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.56	Shanghai Qiting Hotel Management Co., Ltd.	99.99%	equity interests owned by	Ningbo Qiji Galaxy Investment Management Center (LLP)
2.57	Ningbo Hongting Investment Management Center (LLP)	97.01%	equity interests owned by	Ningbo Qiji Galaxy Investment Management Center (LLP)
2.58	Kunshan Jizhu Enterprise Management Co., Ltd	99.99%	equity interests owned by	Ningbo Hongting Investment Management Center (LLP)
2.59	Kunshan Qiting Enterprise Management Co., Ltd.	99.99%	equity interests owned by	Ningbo Hongting Investment Management Center (LLP)
2.60	Shanghai Mengxu Intelligent Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.